UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):     December 5, 2013

Carter’s, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31829	13-3912933
(States or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Proscenium 1170 Peachtree Street NE, Suite 900 Atlanta, Georgia 30309
(Address of principal executive offices, including zip code)

(404) 745-2700
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Lisa A. Fitzgerald, Executive Vice President and Brand Leader for OshKosh B’gosh, will be leaving Carter’s, Inc. on February 28, 2014. Brian J. Lynch, President of Carter’s, Inc., formerly Brand Leader for Carter’s, will assume Ms. Fitzgerald’s responsibilities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER’S, INC.

December 5, 2013    By:    /s/ Irina Braude

Name:    Irina Braude
Title:    Secretary